Recent Developments, Liquidity and Management's Plans (Tables)	12 Months Ended
Dec. 31, 2020
Expenses Related Public Offering [Domain]
Summary of Milestone Events Payment
Milestone Event	Milestone Payment

Market capitalization of Akers for at least 10 trading days during any 20 consecutive trading day period during the Milestone Period is equal to or greater than $500 million (the “First Milestone Event”).	$20 million.

For every $250 million incremental increase in market capitalization of Akers after the First Milestone Event to the extent such incremental increase occurs for at least 10 trading days during any 20 consecutive trading day period during the Milestone Period, up to a $1 billion market capitalization of Akers.	$10 million per each incremental increase (it being understood, however, that, if such incremental increase results in market capitalization equal to $1 billion, such $20 million payment in respect of such incremental increase shall be payable without duplication of any amount payable in respect of a Second Milestone Event).

Market Capitalization of Akers for at least 10 trading days during any 20 consecutive trading day period is equal to or greater than $1 billion (the “Second Milestone Event”).	$25 million.

For every $1 billion incremental increase in market capitalization of Akers after the Second Milestone Event to the extent such incremental increase occurs for at least 10 trading days during any 20 consecutive trading day period during the Milestone Period.	$25 million per each incremental increase.